UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2006
Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Revolving Credit & Security Agreement
First Amendment to Amended Purchase Agreement
First Amendment to Amended Purchase Agreement
Press Release
Press Release

Item 1.01. Entry Into a Material Definitive Agreement.
Revolving Credit Agreement
     On April 28, 2006, Horizon Offshore, Inc. (the “Company”), together with certain of its subsidiaries, entered into Revolving Credit and Security Agreement (the “Credit Agreement”) with PNC Bank, National Association (“PNC”), as lender and agent. The Credit Agreement has a five year term maturing on April 28, 2011, and provides for revolving advances of up to $30 million.
     Advances under the Credit Agreement are obtained in accordance with a specified borrowing base (a percentage of the Company’s accounts receivable balances and costs in excess of billings), and bear interest at one-month LIBOR plus a margin ranging from 2.25% to 2.75%, or, at the Company’s option, at a prime rate plus a margin ranging from 0% to 0.25%. The Company’s obligations under the Credit Agreement are guaranteed by certain of its subsidiaries identified therein.
     The Credit Agreement contains certain covenants restricting the Company’s ability to consolidate or merge with another company, create additional liens, enter into certain guarantees, make any loans, pay dividends and incur additional indebtedness, without lender consent. The Credit Agreement also contains usual and customary default and cross-default provisions. Upon the occurrence of an event of default, PNC may declare all or a portion of the obligations under the Credit Agreement due and payable, as well as pursue other remedies to which it may be entitled under the Credit Agreement, the other documents executed in connection therewith or applicable law.
     The Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description of the Credit Agreement is qualified in its entirety by reference to such Exhibit.
Amendment to Purchase Agreements
     In connection with the execution of the Credit Agreement described above, on April 28, 2006, the Company entered into amendments (collectively the “Amendments”) to its Amended and Restated Purchase Agreements (the “Purchase Agreements”), each dated as of April 30, 2005, between the Company, the subsidiary guarantors identified therein, and holders of the Company’s subordinated senior notes. The Amendments amend the Purchase Agreements to update a schedule identifying the Company’s outstanding senior debt.
     The Amendments are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the Amendments are qualified in their entirety by reference to such Exhibits.
Director Compensation
     On April 28, 2006, the Nominating and Governance Committee of the Company’s Board of Directors recommended, and the Board unanimously approved, an increase, effective July 1, 2006, in the annual cash retainer or fee paid (i) to each non-employee director, (ii) for service on the Audit Committee of the Board, (iii) for service as Chairman of the Audit Committee of the Board, and (iv) to its non-employee directors for each Board meeting attended, as follows:

Position or Event	Previous Annual Retainer or Fee	New Annual Retainer or Fee
Service as a Non-Employee Director	$30,000	$35,000
Service on Audit Committee of the Board	$5,000	$7,500
Service as Chairman of Audit Committee	$5,000	$7,500
Each Board Meeting Attended	$1,500	$2,000
     The Company will continue to reimburse all directors for reasonable out of pocket expenses incurred in attending board and committee meetings.

Item 2.02. Results of Operations and Financial Condition.
     On May 1, 2006, Horizon Offshore, Inc. issued a press release announcing its earnings for the first quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 above is incorporated herein by reference.
Item 8.01. Other Events.
     On May 3, 2006, the Company issued the press release attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Revolving Credit and Security Agreement, dated April 28, 2006, by and among PNC Bank, National Association, as lender and as agent, and Horizon Offshore, Inc., Horizon Offshore Contractors, Inc., HOC Offshore, S. De R.L. De C.V., Horizon Marine Contractors (Malaysia) Sdn Bhd, PT Horizon Offshore Indonesia, Horizon Marine Construction (Mauritius) Ltd., And Horizon Marine Construction Ltd., as Borrowers.

10.2	First Amendment to Amended and Restated Purchase Agreement, dated April 28, 2006.

10.3	First Amendment to Amended and Restated Purchase Agreement, dated April 28, 2006.

99.1	Press release issued by Horizon Offshore, Inc., dated May 1, 2006.

99.2	Press release issued by Horizon Offshore, Inc., dated May 3, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.
	By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Date: May 4, 2006		Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Discription

10.1	Revolving Credit and Security Agreement, dated April 28, 2006, by and among PNC Bank, National Association, as lender and as agent, and Horizon Offshore, Inc., Horizon Offshore Contractors, Inc., HOC Offshore, S. De R.L. De C.V., Horizon Marine Contractors (Malaysia) Sdn Bhd, PT Horizon Offshore Indonesia, Horizon Marine Construction (Mauritius) Ltd., And Horizon Marine Construction Ltd., as Borrowers.

10.2	First Amendment to Amended and Restated Purchase Agreement, dated April 28, 2006.

10.3	First Amendment to Amended and Restated Purchase Agreement, dated April 28, 2006.

99.1	Press release issued by Horizon Offshore, Inc., dated May 1, 2006.

99.2	Press release issued by Horizon Offshore, Inc., dated May 3, 2006.